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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 31, 2007

                          NITRO PETROLEUM INCORPORATED
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               (Exact name of registrant as specified in charter)


                  NEVADA                                    98-0488493
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(State or other jurisdiction of incorporation or (I.R.S. Employer Identification
              organization)                                     No.)


 29 - 3800 Pinnacle Way, Gallaghers Canyon
    Kelowna, British Columbia, Canada                         V1W 3Z8
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     (Address of principal executive offices)                (Zip Code)





                                  250-809-9185
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                            Issuer's telephone number


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]    Written communications pursuant to Rule 425 under the Securities Act
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       (17 CFR 230.425)
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[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
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       (17 CFR 240.14a-12)
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[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the
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       Exchange Act (17 CFR 240.14d-2(b))
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[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the
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       Exchange Act (17 CFR 240.13e-4(c))
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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL  OFFICERS;  ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

The board of directors accepted Mr. Ted Kozub resignation as a President and CEO of the Company and Mr. Larry Wise was appointed as new President and CEO on February 21, 2007.

Mr. Kozub will join the Advisory Board to assist the Company with accounting procedures and regulatory fillings.

Mr. Wise has been involved in the Oil & Gas industry for 30 years. Larry started as a junior field engineer with Phillips 66 Petroleum Company in 1977. In 1979 Larry became the Completion Superintendent for Jerry Scott Company, overseeing 14 drilling rigs and over 300 producing properties up to the early 1980's. During the 1980's and 1990's Mr. Wise was the President and Chief Operating Officer for JOMC Oil Co; Texas United Petroleum and Pottawatomie County Energy. Over the past 7 years Larry Wise has operated Wise Oil & Gas Company, LLC and served as an independent Engineering Consultant responsible for all operations of Morris E. Stewart Oil Company, OKC, Ok; Kirrie Oil Company,OKC, Ok; Hoko, Inc. Oil Company, Wichita Falls,TX; and Buccaneer Energy Corporation, Tampa Bay, FL.


Item 8.01  Other  Events

Nitro entered into the Corsicana Pilot Flood Project agreement on March 1, 2006. The agreement was made between Texas M.O.R., Inc. and JMT Resources Ltd. ("Operating Parties") and Nitro Petroleum, Inc. and KOKO Petroleum, Ltd. ("Investing Parties"). Under the agreement the investing parties were to invest $4,500,000. Nitro has invested $410,000. Subsequently KOKO Petroleum Ltd. sold its interest to Quantum Energy Inc.

By the end of the year Nitro and other companies that invested into the project came to a irreconcilable disagreement with JMT Resources Ltd. ("JMT").

On January 31, 2007 the Company entered into a settlement agreement selling its interest in Corsicana oil and gas properties back to JMT. Under the terms of this agreement Quantum is giving up any and all interests it has in the properties in return for a payment in the amount of $145,502.00 USD. Nitro is released and indemnified by JMT from any and all liabilities in regard to these properties, environmental or otherwise.

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Item 9.01 Financial Statements and Exhibits

(c.) Exhibits

Exhibit 10.15 Settlement Agreement and Mutual Release to which Quantum is a party dated 31st day of January, 2007, by and between JMT Resources, Ltd., ("JMT") a Texas corporation, and Quantum Energy, Inc., Nitro Petroleum Inc., 658111 B.C. Ltd, and RPMJ Corporate Communications Ltd.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                              Nitro Petroleum Incorporated

                              By /s/ Larry Wise
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                              Larry Wise, CEO
                              Date: February 23, 2007